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                                                                    EXHIBIT 10.2

                   FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS FIRST AMENDMENT ("First Amendment"), dated as of March 1, 2004 to that certain Asset Purchase Agreement dated as of February 9, 2004, as clarified by that certain Side Letter Agreement dated February 9, 2004, as may be further amended and clarified, (the "Original Agreement"), by and among Mr. Tire, Inc., ("Mr. Tire"), Atlantic Automotive Corp. ("Atlantic") and Monro Muffler Brake, Inc. ("Monro")

                                    RECITALS

     WHEREAS, Mr. Tire, Atlantic and Monro have entered into the Original Agreement, which provides for the sale of the Assets of Mr. Tire to Monro; and

     WHEREAS, Mr. Tire, Atlantic and Monro desire, pursuant to this First Amendment, to amend the Original Agreement. ALL CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO SUCH TERM IN THE ORIGINAL AGREEMENT.

     NOW, THEREFORE, IN CONSIDERATION OF THE premises and mutual covenants and obligations contained herein, the parties agree, intending to be legally bound, as follows:

     1. Schedule 2.05B to the Original Agreement is hereby amended by deleting
Schedule 2.05B in its entirety and replacing it with Amended Schedule 2.05B attached to this First Amendment.

     2. Schedule 2.02 to the Original Agreement is hereby amended by adding to
Schedule 2.02 those Contracts listed on "Additions to Schedule 2.02" attached to this First Amendment.

     3. Schedule 3.08B to the Original Agreement is hereby amended by deleting
Schedule 3.08B in its entirety and replacing it with Amended Schedule 3.08B attached to this First Amendment.

     4. Schedule 2.01A and Schedule 3.05 to the Original Agreement are each hereby amended by deleting the following from Schedule 2.01A and Schedule 3.05:

        MSDAT:              11/29/01, Liber U00188, Folio 0351,
                            I.D. #0000000181102653
        Secured Party:      Carrollton Bank
        Collateral:         Specific equipment

        MSDAT:              07/29/02, Liber U00227, Folio 1672,
                            I.D. #000000181124673
        Secured Party:      Carrollton Bank
        Collateral:         All accounts, office furniture, supplies & equipment


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        MSDAT:              01/22/03, Liber U00253, Folio 1164,
                            I.D. #000000181142206
        Secured Party:      Carrollton Bank
        Collateral:         Specific equipment

        MSDAT:              12/31/01, Liber U00192, Folio 1975,
                            I.D. #000000181105341
        Secured Party:      Baltimore County Savings Bank
        Collateral:         Specific equipment

     5. Schedule 2.01C and Schedule 3.11 to the Original Agreement are each hereby amended by adding to each Schedule 2.01C and 3.11 the following:

     "The service mark consisting of "the words Mr. Tire with a hemispherical replication of a portion of a tire there above" registered with the Office of the Secretary of State of the State of Maryland, Registration No. 1997/00263, expiration date September 2, 2007

     The service mark "Tire-Riffic" registered with the Office of the Secretary of State of the State of Maryland, Registration No. 1997/00263, expiration date October 11, 2009"

     6 Section 9.04 of the Original Agreement is hereby amended by adding to the end of such Section 9.04 the following after the words "Schedule 3.13" and before the period marking the end of the sentence:

     "and any liability arising directly from Shareholder's or any of Shareholder's subsidiaries' use, after the Closing Date, of any forms or invoices containing reference to Mr. Tire as a Mile One company."

     7 Schedule 6.05B and Exhibit A to Schedule 7.07E to the Original Agreement is hereby amended by deleting the following names: Henry T. Bothe, Michael V. Quinta, Debrell P. Wade, Harvey L. Slenbaker, and David L. Willey.

     8 Except as amended hereby, the Original Agreement and each of the Schedules and Exhibits thereto are affirmed and restated.

     9 This First Amendment shall be effective as of the date first above written and shall not affect or impair the remainder of the terms of the provisions of the Original Agreement, which shall continue in full force and effect without modification thereto.

     10. This First Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Maryland applicable to agreements made and to be performed entirely in Maryland.

     11. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one complete document.


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         IN WITNESS WHEREOF, each of the parties hereto has executed this First
Amendment or has caused this First Amendment to be duly executed and delivered in its name and on its behalf all as of the day and year first above written.

WITNESS:                            MR. TIRE, INC.

Jennifer Jobs                       By:    /s/ Lonnie L. Swiger
                                           -------------------------------------
                                    Name:  Lonnie L. Swiger
                                    Title: Vice President

                                    ATLANTIC AUTOMOTIVE CORP.

Lonnie L. Swiger                    By:    /s/ LOUIS RICHARDS
                                           -------------------------------------
                                    Name:  Louis Richards
                                    Title: Vice President & CFO

                                    MONRO MUFFLER BRAKE, INC.

Mindi Collom                        By:     /s/ Robert G. Gross
                                           -------------------------------------
                                    Name:    Robert G. Gross
                                    Title:   President & CEO


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